UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 21, 2010
Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26966 (Commission File Number)	84-0846841 (IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado (Address of principal executive offices)	80525 (Zip Code)
Registrant’s telephone number, including area code: (970) 221-4670
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On July 21, 2010, Advanced Energy Industries, Inc. (“Advanced Energy”) entered into an Asset Purchase Agreement (the “Agreement”) with Hitachi Metals, Ltd. (“Hitachi”). Pursuant to the Agreement, at closing Hitachi will purchase Advanced Energy’s mass flow control and related product lines (the “Assets”) from Advanced Energy for cash consideration of approximately $44 million, subject to adjustment based on inventory balance at closing. The purchase price will be increased dollar for dollar for each dollar over $8 million of inventory included in the Assets at closing. Conversely, the purchase price will be decreased dollar for dollar for each dollar under $8 million of inventory included in the Assets at closing. The Assets include, without limitation, inventory, real property in Hachioji, Japan, equipment, certain contracts and intellectual property.
The Agreement also provides for Advanced Energy to provide certain services to Hitachi. Advanced Energy has agreed to manufacture certain Asset-related products for Hitachi for 12 months for a fee of Advanced Energy’s costs plus 5% of direct labor and overhead. The Agreement provides Hitachi a one-time option to extend the term of this manufacturing arrangement for an additional 6 months. Advanced Energy has also agreed to provide additional transitional services at no cost.
It is also contemplated that Advanced Energy will become an authorized service provider for Hitachi in all countries other than Japan.
The Agreement contains customary representations, warranties and covenants. Advanced Energy has agreed to indemnify Hitachi from and against losses Hitachi may incur arising out of breaches of Advanced Energy’s representations, warranties and covenants contained in the Agreement, subject to specified amount limits and other exceptions. Hitachi has agreed to extend written offers of employment to not less than 90% of certain located in the United States and Japan, subject to certain conditions. Subject to the satisfaction of customary closing conditions, Advanced Energy anticipates the closing of this transaction within the third quarter of 2010.
The above summary is qualified by reference to the text of the Agreement that is filed herewith as Exhibit 10.1 and incorporated herein by reference. A copy of Advanced Energy’s press release announcing the agreement to sell the Aera Mass Flow Controller and related product lines to Hitachi Metals, Ltd. is attached hereto as Exhibit 99.1.

Item 2.02	Results of Operations and Financial Condition.
The information in this Form 8-K that is furnished under “Item 2.02 Results of Operations and Financial Condition” and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
On July 21, 2010, Advanced Energy announced via press release its financial results for the quarter ended June 30, 2010. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2.
Special Note on Forward-Looking Statements
Statements in this current report on Form 8-K that are not historical facts or information are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. For example, words such as “will,” “may,” “anticipate,” “contemplate” and similar expressions, or the negative of those expressions, may identify forward-looking statements, and forward-looking statements may include description of events expected to take place upon closing of the transactions described in the Agreement. Such forward-looking statements are based on management’s reasonable current assumptions and expectations. Such forward-looking statements involve risks, uncertainties and other factors, which may cause the actual results, levels of activity, performance or achievement of the Company to be materially different from any future results expressed or implied by such forward-looking statements, and there can be no assurance that actual results will not differ materially from management’s expectations. Such risks and uncertainties include, but are not limited to: satisfaction of the closing conditions under the definitive agreement and the successful completion of closing, the amount of the final purchase price, our ability to transition the Aera product line post closing; Hitachi Metals, Ltd.’s ability to successfully integrate the Aera product line post closing and our expectations surrounding the benefits of the transaction; as well as the effects of global macroeconomic conditions upon demand for our products, the volatility and cyclicality of the industries the Company serves, particularly the semiconductor industry, and unanticipated changes to management’s reserves or allowances. These and other risks are described in Advanced Energy’s Form 10-K, Forms 10-Q and other reports and statements filed with the Securities and Exchange Commission. These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s website at www.advanced-energy.com or by contacting Advanced Energy’s investor relations at 970-407-6555. Forward-looking statements are made and based on information available to the Company on the date of this Current Report on Form 8-K. We undertake no obligation to update any such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

10.1	Asset Purchase Agreement by and between Advanced Energy Industries, Inc. and Hitachi Metals, Ltd., dated as of July 21, 2010
99.1	Press release dated July 21, 2010 by Advanced Energy Industries, Inc., announcing agreement to sell Aera Mass Flow Controller and related product lines to Hitachi Metals, Ltd.
99.2	Press release dated July 21, 2010 by Advanced Energy Industries, Inc., reporting its financial results for the quarter ended June 30, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanced Energy Industries, Inc.
Date: July 21, 2010	/s/ Thomas O. McGimpsey
Thomas O. McGimpsey
Vice President, General Counsel & Corporate Secretary

Exhibit Index

10.1	Asset Purchase Agreement by and between Advanced Energy Industries, Inc. and Hitachi Metals, Ltd., dated as of July 21, 2010
99.1	Press release dated July 21, 2010 by Advanced Energy Industries, Inc., announcing agreement to sell Aera Mass Flow Controller and related product lines to Hitachi Metals, Ltd.
99.2	Press release dated July 21, 2010 by Advanced Energy Industries, Inc., reporting its financial results for the quarter ended June 30, 2010